Exhibit 99.1

PFSweb Reports Second Quarter 2016 Results

Company Reports Strong Revenue Growth and Expanding Distribution Facilities Footprint to Support Large New Client Wins

Allen, TX – August 8, 2016 – PFSweb, Inc. (NASDAQ: PFSW), a global commerce service provider, reported results for the second quarter ended June 30, 2016.

Second Quarter 2016 Highlights vs. Same Year-Ago Quarter (where applicable)

•	Total revenues increased 22% to $77.2 million

•	Service fee equivalent revenue (a non-GAAP measure defined below) increased 30% to $51.8 million

•	Service fee gross margin increased 100 basis points to 32.8%

•	Acquired Conexus, a European eCommerce System Integrator

•	Expanded its distribution facilities footprint in the Memphis, TN area to support several large new client wins

Management Commentary

“Our incremental investments in sales and marketing continue to yield strong results, as reflected by the 22% increase in total revenues and 30% increase in service fee equivalent revenue, as well as several large new client wins during the second quarter,” said Mike Willoughby, CEO of PFSweb. “To accommodate our new client wins, we launched a new distribution facility in the second quarter and are building out two additional footprints to further support our omni-channel operations. Though we are incurring upfront costs associated with the implementation of these new clients and facilities, we expect the benefit of these investments, along with the multi-year recurring revenue streams from these large clients, to greatly outweigh the short-term effect on profitability.

“During the second quarter, we also acquired Conexus, a European eCommerce system integrator that solidifies our positioning in Western Europe with a strong footprint in the U.K. Though we remain in the early stages of integration, we’ve already begun to realize synergies across our combined SAP Hybris practices, and believe we are now even better equipped to enable B2B, B2C and mobile commerce for leading brands and retailers across the globe.

“In the back half of 2016, we intend to continue positioning ourselves as a valued strategic partner for our clients and seek to drive growth through our various eCommerce service offerings. We look forward to launching this quarter’s new client wins by the holiday season. We believe these client wins provide enhanced visibility to our revenue growth and profitability objectives as we look ahead into 2017.”

Second Quarter 2016 Financial Results

Total revenues in the second quarter of 2016 increased 22% to $77.2 million compared to $63.2 million in the same period of 2015. Service fee revenue in the second quarter increased 31% to $51.2 million compared to $39.1 million last year. Product revenue was $11.4 million compared to $13.7 million in the same period of 2015 due to ongoing restructuring activities by the company’s last remaining client in this segment and their discontinuation of certain product lines.

Service fee equivalent revenue increased 30% to $51.8 million compared to $39.8 million in the year-ago quarter, driven by both new and expanded client relationships, as well as approximately $8.3 million of incremental service fees generated in the second quarter of 2016 by the company’s acquired entities – CrossView, Moda and Conexus – which were acquired in 2015 and 2016.

Service fee gross margin in the second quarter of 2016 increased 100 basis points to 32.8% compared to 31.8% in the same period of 2015. The increase was due to a higher proportion of agency and technology services in the second quarter of 2016, in part due to the benefit from the Moda, CrossView and Conexus acquisitions.

Net loss in the second quarter of 2016 was $2.2 million or $(0.12) per share, compared to a net loss of $1.9 million or $(0.11) per share in the same period of 2015. Net loss in the second quarter of 2016 included $0.9 million in acquisition-related, restructuring and other costs, $0.8 million in amortization of acquisition-related intangible assets, and $0.6 million in stock-based compensation expense. This compares to $1.1 million in acquisition-related, restructuring and other costs, $0.2 million in amortization of acquisition-related intangible assets, and $1.2 million in stock-based compensation expense in the same period of 2015.

Adjusted EBITDA (a non-GAAP measure defined below) was $3.9 million compared to $4.1 million in the same period of 2015. As a percentage of service fee equivalent revenue, adjusted EBITDA was 7.5% compared to 10.3% in the year-ago quarter. The decline in adjusted EBITDA margin was driven by the expected increase in sales and marketing to support the company’s targeted growth, as well as investment in infrastructure resources, particularly for several large new client wins that are requiring the build-out of new distribution operations.

Non-GAAP net income (a non-GAAP measure defined below) in the second quarter of 2016 was $0.2 million, compared to $0.6 million in the second quarter of 2015.

At June 30, 2016, cash and cash equivalents totaled $16.7 million compared to $21.8 million at December 31, 2015. Total debt was $55.0 million compared to $35.4 million at December 31, 2015, with the increase primarily driven by funds used to support the June 2016 Conexus acquisition and payment of calendar 2015 related earn-out liabilities applicable to prior acquisitions.

2016 Outlook

PFSweb is reiterating its target for 2016 service fee equivalent revenue to range between $220 million and $230 million, reflecting growth of 19% to 24% from 2015. The company is revising its target for adjusted EBITDA and now expects it to range between $21.5 million to $23.5 million (previously $23 million to $25 million), reflecting growth of 4% to 14% from 2015. These targets include the expected impact of the Conexus acquisition, lower than previously targeted revenue and profit contribution from the company’s CrossView business, as well as incremental sales, marketing, and other infrastructure expenditures to support certain new client activity and the company’s targeted future growth.

Conference Call

PFSweb will conduct a conference call today at 5:00 p.m. Eastern time to discuss its results for the second quarter ended June 30, 2016.

CEO Michael Willoughby and CFO Tom Madden will host the conference call, followed by a question and answer period.

Date: Monday, August 8, 2016

Time: 5:00 p.m. Eastern Time (4:00 p.m. Central time)

Toll-free dial-in number: 1-888-417-8465

International dial-in number: 1-719-325-2452

Conference ID: 9515441

Please call the conference telephone number 5-10 minutes prior to the start time. An operator will register your name and organization. If you have any difficulty connecting with the conference call, please contact Liolios at 1-949-574-3860.

The conference call will be broadcast live and available for replay at http://public.viavid.com/index.php?id=120456 and via the investor relations section of the company’s website at www.pfsweb.com.

A replay of the conference call will be available after 8:00 p.m. Eastern Time on the same day through August 22, 2016.

Toll-free replay number: 1-877-870-5176

International replay number: 1-858-384-5517

Replay ID: 9515441

About PFSweb, Inc.

PFSweb (NASDAQ: PFSW) is a global commerce service provider of solutions including digital strategy consulting, digital agency and marketing services, technology development services, business process outsourcing services, and a complete omni-channel technology ecosystem. The company provides these solutions and services to major brand names and other companies seeking to optimize every customer experience and enhance their traditional and online business channels. PFSweb supports organizations across various industries, including Procter & Gamble, L’Oreal, LEGO, Canada Goose, ASICS, Roots Canada Ltd., PANDORA, Diageo, Anastasia Beverly Hills, T.J. Maxx, the United States Mint, and many more. PFSweb is headquartered in Allen, TX with additional locations in Tennessee, Mississippi, Minnesota, Washington, New York, Ohio, North Carolina, Canada, Belgium, United Kingdom, Bulgaria, Germany, and India. For more information, please visit www.pfsweb.com or download the free PFSweb IR App on your iPhone, iPad, or Android device.

Non-GAAP Financial Measures

This news release contains certain non-GAAP measures, including non-GAAP net income (loss), earnings before interest, income taxes, depreciation and amortization (EBITDA), Adjusted EBITDA and service fee equivalent revenue.

Non-GAAP net income (loss) represents net income (loss) calculated in accordance with U.S. GAAP as adjusted for the impact of non-cash stock-based compensation expense, acquisition related, restructuring and other costs and the amortization of acquisition-related intangible assets.

EBITDA represents earnings (or losses) before interest, income taxes, depreciation, and amortization. Adjusted EBITDA further eliminates the effect of stock-based compensation, acquisition related, restructuring and other costs.

Service fee equivalent revenue represents service fee revenue plus the gross profit earned on product revenue and does not alter existing revenue recognition.

Our service fee equivalent revenue target for 2016 includes an estimated gross margin on product sales of approximately $3 million (based on targeted product revenue of $50 million less targeted cost of product revenue of $47 million) plus a targeted range of between $217 million to $227 million of service fee revenue.

The adjusted EBITDA outlook for 2016 have not been reconciled to the company’s net loss outlook for the same period because certain items that would impact interest expense, income tax provision (benefit), depreciation and amortization, stock-based compensation, amortization of acquisition-related intangible assets and acquisition related and restructuring costs, all of which are reconciling items between net loss and adjusted EBITDA, cannot be reasonably predicted. Accordingly, reconciliation of adjusted EBITDA outlook to net loss outlook for 2016 is not available without unreasonable effort.

Non-GAAP net income (loss), EBITDA, Adjusted EBITDA and service fee equivalent revenue are used by management, analysts, investors and other interested parties in evaluating our operating performance compared to that of other companies in our industry. The calculation of non-GAAP net income (loss) eliminates the effect of stock-based compensation, acquisition related, restructuring and other costs and amortization of acquisition-related intangible assets and EBITDA and adjusted EBITDA further eliminate the effect of financing, income taxes and the accounting effects of capital spending, which items may vary from different companies for reasons unrelated to overall operating performance. Service fee equivalent revenue allows client contracts with similar operational support models but different financial models to be combined as if all contracts were being operated on a service fee revenue basis.

PFSweb believes these non-GAAP measures provide useful information to both management and investors by focusing on certain operational metrics and excluding certain expenses in order to present its core operating performance and results. These measures should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The non-GAAP measures included in this press release have been reconciled to the GAAP results in the attached tables.

Forward-Looking Statements

The matters discussed herein consist of forward-looking information under the Private Securities Litigation Reform Act of 1995 and is subject to and involves risks and uncertainties, which could cause actual results to differ materially from the forward-looking information. PFSweb’s Annual Report on Form 10-K for the year ended December 31, 2015 identifies certain factors that could cause actual results to differ materially from those projected in any forward looking statements made and investors are advised to review the Annual Report of the company and the Risk Factors described therein. PFSweb undertakes no obligation to update publicly any forward-looking statement for any reason, even if new information becomes available or other events occur in the future. There may be additional risks that we do not currently view as material or that are not presently known.

Company Contact:

Michael C. Willoughby

Chief Executive Officer

Or

Thomas J. Madden

Chief Financial Officer

Tel 972-881-2900

Investor Relations:

Liolios

Scott Liolios or Sean Mansouri

Tel 949-574-3860

PFSW@liolios.com

PFSweb, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets (A)

(In Thousands, Except Share Data)

	(Unaudited) June 30, 2016	December 31, 2015
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$16,692	$21,781
Restricted cash	219	275
Accounts receivable, net of allowance for doubtful accounts of $485 and $600 at June 30, 2016 and December 31, 2015, respectively	60,418	70,700
Inventories, net of reserves of $607 and $739 at June 30, 2016 and December 31, 2015, respectively	8,049	9,262
Other receivables	4,926	8,704
Prepaid expenses and other current assets	5,841	5,662

Total current assets	96,145	116,384

PROPERTY AND EQUIPMENT, net	26,915	24,093
INTANGIBLE ASSETS, net	9,295	8,810
GOODWILL	45,601	39,829
OTHER ASSETS	2,294	2,174

Total assets	180,250	191,290

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	5,166	3,153
Trade accounts payable	39,649	51,170
Deferred revenue	6,377	7,390
Performance-based contingent payments	867	11,679
Accrued expenses	23,950	30,563

Total current liabilities	76,009	103,955

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	49,864	32,238
DEFERRED REVENUE	4,413	4,499
DEFERRED RENT	4,918	4,362
OTHER LONG-TERM LIABILITIES	543	2,478

Total liabilities	135,747	147,532

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Preferred stock, $1.00 par value; 1,000,000 shares authorized; none issued and outstanding	—	—
Common stock, $.001 par value; 35,000,000 shares authorized; 18,724,551 and 18,136,218 shares issued at June 30, 2016 and December 31, 2015, respectively; and 18,691,084 and 18,102,751 shares outstanding as of June 30, 2016 and December 31, 2015, respectively	18	18
Additional paid-in capital	144,662	141,948
Accumulated deficit	(100,721)	(97,787)
Accumulated other comprehensive income	669	(296)
Treasury stock at cost, 33,467 shares	(125)	(125)

Total shareholders’ equity	44,503	43,758

Total liabilities and shareholders’ equity	$180,250	$191,290

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2015.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidated Statements of Operations (A)

(In Thousands, Except Per Share Data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
REVENUES:
Service fee revenue	$51,166	$39,075	$100,484	$75,783
Product revenue, net	11,380	13,658	24,987	30,312
Pass-thru revenue	14,653	10,443	26,809	20,927

Total revenues	77,199	63,176	152,280	127,022

COSTS OF REVENUES:
Cost of service fee revenue	34,381	26,645	66,655	51,800
Cost of product revenue	10,742	12,911	23,644	28,619
Cost of pass-thru revenue	14,653	10,443	26,809	20,927

Total costs of revenues	59,776	49,999	117,108	101,346

Gross profit	17,423	13,177	35,172	25,676
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	18,808	14,676	36,358	28,290

Income (loss) from operations	(1,385)	(1,499)	(1,186)	(2,614)
INTEREST EXPENSE (INCOME), NET	609	223	1,094	541

Income (loss) before income taxes	(1,994)	(1,722)	(2,280)	(3,155)
INCOME TAX PROVISION (BENEFIT)	188	178	654	438

NET INCOME (LOSS)	(2,182)	$(1,900)	$(2,934)	$(3,593)

NON-GAAP NET INCOME (LOSS)	$153	$613	$194	$743

NET INCOME (LOSS) PER SHARE:
Basic	$(0.12)	$(0.11)	$(0.16)	$(0.21)

Diluted	$(0.12)	$(0.11)	$(0.16)	$(0.21)

WEIGHTED AVERAGE NUMBER OF SHARES OUTSTANDING:
Basic	18,627	17,368	18,477	17,257

Diluted	18,627	17,368	18,477	17,257

EBITDA	$2,415	$1,810	$6,217	$3,950

ADJUSTED EBITDA	$3,903	$4,083	$7,654	$7,806

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2015.

PFSweb, Inc. and Subsidiaries

Unaudited Reconciliation of Certain Non-GAAP Items to GAAP

(In Thousands, Except Per Share Data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
NET INCOME (LOSS)	$(2,182)	$(1,900)	$(2,934)	$(3,593)
Income tax expense (benefit)	188	178	654	438
Interest expense, net	609	223	1,094	541
Depreciation and amortization	3,800	3,309	7,403	6,564

EBITDA	$2,415	$1,810	$6,217	$3,950
Stock-based compensation	629	1,150	1,396	1,954
Acquisition related, restructuring and other costs, net	859	1,123	41	1,902

ADJUSTED EBITDA	$3,903	$4,083	$7,654	$7,806

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
NET INCOME (LOSS)	$(2,182)	$(1,900)	$(2,934)	$(3,593)
Stock-based compensation	629	1,150	1,396	1,954
Amortization of acquisition-related intangible assets	847	240	1,691	480
Acquisition related, restructuring and other costs, net	859	1,123	41	1,902

NON-GAAP NET INCOME (LOSS)	$153	$613	$194	$743

NET INCOME (LOSS) PER SHARE:
Basic	$(0.12)	$(0.11)	$(0.16)	$(0.21)

Diluted	$(0.12)	$(0.11)	$(0.16)	$(0.21)

NON-GAAP NET INCOME (LOSS) Per Share:
Basic	$0.01	$0.04	$0.01	$0.04

Diluted	$0.01	$0.03	$0.01	$0.04

	Three Months Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
TOTAL REVENUES	$77,199	$63,176	$152,280	$127,022
Pass-thru revenue	(14,653)	(10,443)	(26,809)	(20,927)
Cost of product revenue	(10,742)	(12,911)	(23,644)	(28,619)

SERVICE FEE EQUIVALENT REVENUE	$51,804	$39,822	$101,827	$77,476

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended June 30, 2016

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Service fee revenue	$47,638	$3,528	$—	$51,166
Service fee revenue – affiliate	3,193	222	(3,415)	—
Product revenue, net	—	11,380	—	11,380
Pass-thru revenue	14,653	—	—	14,653

Total revenues	65,484	15,130	(3,415)	77,199

COSTS OF REVENUES:
Cost of service fee revenue	33,689	3,474	(2,782)	34,381
Cost of product revenue	16	10,726	—	10,742
Cost of pass-thru revenue	14,653	—		14,653

Total costs of revenues	48,358	14,200	(2,782)	59,776

Gross profit	17,126	930	(633)	17,423
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	18,943	498	(633)	18,808

Income (loss) from operations	(1,817)	432	—	(1,385)
INTEREST EXPENSE (INCOME), NET	526	83		609

Income (loss) before income taxes	(2,343)	349	—	(1,994)
INCOME TAX PROVISION (BENEFIT)	72	116		188

NET INCOME (LOSS)	$(2,415)	$233	$—	$(2,182)

NON-GAAP NET INCOME (LOSS)	$(80)	$233	$—	$153

EBITDA	$1,977	$438	$—	$2,415

ADJUSTED EBITDA	$3,465	$438	$—	$3,903

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(2,415)	$233	$—	$(2,182)
Income tax expense (benefit)	72	116	—	188
Interest expense (income), net	526	83	—	609
Depreciation and amortization	2,947	6	—	2,953
Amortization of acquisition-related intangible assets	847	—	—	847

EBITDA	$1,977	$438	$—	$2,415
Stock-based compensation	629	—	—	629
Acquisition related, restructuring and other costs, net	859	—	—	859

ADJUSTED EBITDA	$3,465	$438	$—	$3,903

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(2,415)	$233	$—	$(2,182)
Stock-based compensation	629	—	—	629
Amortization of acquisition-related intangible assets	847	—	—	847
Acquisition related, restructuring and other costs, net	859	—	—	859

NON-GAAP NET INCOME (LOSS)	$(80)	$233	$—	$153

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Three Months Ended June 30, 2015

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Service fee revenue	$35,841	$3,234	$—	$39,075
Service fee revenue – affiliate	3,150	169	(3,319)	—
Product revenue, net	—	13,658	—	13,658
Pass-thru revenue	10,443	—	—	10,443

Total revenues	49,434	17,061	(3,319)	63,176

COSTS OF REVENUES:
Cost of service fee revenue	26,611	3,198	(3,164)	26,645
Cost of product revenue	—	12,911	—	12,911
Cost of pass-thru revenue	10,443	—	—	10,443

Total costs of revenues	37,054	16,109	(3,164)	49,999

Gross profit	12,380	952	(155)	13,177
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	14,249	582	(155)	14,676

Income (loss) from operations	(1,869)	370	—	(1,499)
INTEREST EXPENSE (INCOME), NET	121	102	—	223

Income (loss) before income taxes	(1,990)	268	—	(1,722)
INCOME TAX PROVISION (BENEFIT)	86	92	—	178

NET INCOME (LOSS)	$(2,076)	$176	$—	$(1,900)

NON-GAAP NET INCOME (LOSS)	$437	$176	$—	$613

EBITDA	$1,421	$389	$—	$1,810

ADJUSTED EBITDA	$3,694	$389	$—	$4,083

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(2,076)	$176	$—	$(1,900)
Income tax expense (benefit)	86	92	—	178
Interest expense, net	121	102	—	223
Depreciation and amortization	3,290	19	—	3,309

EBITDA	$1,421	$389	$—	$1,810
Stock-based compensation	1,150	—	—	1,150
Acquisition related, restructuring and other costs, net	1,123	—	—	1,123

ADJUSTED EBITDA	$3,694	$389	$—	$4,083

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(2,076)	$176	$—	$(1,900)
Stock-based compensation	1,150	—	—	1,150
Amortization of intangible assets	240	—	—	240
Acquisition related, restructuring and other costs, net	1,123	—	—	1,123

NON-GAAP NET INCOME (LOSS)	$437	$176	$—	$613

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Six Months Ended June 30, 2016

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Service fee revenue	$92,854	$7,630	$—	$100,484
Service fee revenue – affiliate	6,811	457	(7,268)	—
Product revenue, net	—	24,987	—	24,987
Pass-thru revenue	26,809	—	—	26,809

Total revenues	126,474	33,074	(7,268)	152,280

COSTS OF REVENUES:
Cost of service fee revenue	65,156	7,460	(5,961)	66,655
Cost of product revenue	16	23,628	—	23,644
Cost of pass-thru revenue	26,809	—	—	26,809

Total costs of revenues	91,981	31,088	(5,961)	117,108

Gross profit	34,493	1,986	(1,307)	35,172
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	36,607	1,058	(1,307)	36,358

Income (loss) from operations	(2,114)	928	—	(1,186)
INTEREST EXPENSE (INCOME), NET	921	173	—	1,094

Income (loss) before income taxes	(3,035)	755	—	(2,280)
INCOME TAX PROVISION (BENEFIT)	398	256	—	654

NET INCOME (LOSS)	$(3,433)	$499	$—	$(2,934)

NON-GAAP NET INCOME (LOSS)	$(305)	$499	$—	$194

EBITDA	$5,276	$941	$—	$6,217

ADJUSTED EBITDA	$6,713	$941	$—	$7,654

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(3,433)	$499	$—	$(2,934)
Income tax expense (benefit)	398	256	—	654
Interest expense, net	921	173	—	1,094
Depreciation and amortization	5,699	13	—	5,712
Amortization of acquisition-related intangible assets	1,691	—	—	1,691

EBITDA	$5,276	$941	$—	$6,217
Stock-based compensation	1,396	—	—	1,396
Acquisition related, restructuring and other costs, net	41	—	—	41

ADJUSTED EBITDA	$6,713	$941	$—	$7,654

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(3,433)	$499	$—	$(2,934)
Stock-based compensation	1,396	—	—	1,396
Amortization of acquisition-related intangible assets	1,691	—	—	1,691
Acquisition related, restructuring and other costs, net	41	—	—	41

NON-GAAP NET INCOME (LOSS)	$(305)	$499	$—	$194

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Consolidating Statements of Operations

For the Six Months Ended June 30, 2015

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
REVENUES:
Service fee revenue	$68,573	$7,210	$—	$75,783
Service fee revenue – affiliate	6,643	373	(7,016)	—
Product revenue, net	—	30,312	—	30,312
Pass-thru revenue	20,927	—	—	20,927

Total revenues	96,143	37,895	(7,016)	127,022

COSTS OF REVENUES:
Cost of service fee revenue	51,268	7,144	(6,612)	51,800
Cost of product revenue	—	28,619	—	28,619
Cost of pass-thru revenue	20,927	—	—	20,927

Total costs of revenues	72,195	35,763	(6,612)	101,346

Gross profit	23,948	2,132	(404)	25,676
SELLING, GENERAL AND ADMINISTRATIVE EXPENSES	27,479	1,215	(404)	28,290

Income (loss) from operations	(3,531)	917	—	(2,614)
INTEREST EXPENSE (INCOME), NET	327	214	—	541

Income (loss) before income taxes	(3,858)	703	—	(3,155)
INCOME TAX PROVISION (BENEFIT)	192	246	—	438

NET INCOME (LOSS)	$(4,050)	$457	$—	$(3,593)

NON-GAAP NET INCOME (LOSS)	$286	$457	$—	$743

EBITDA	$2,990	$960	$—	$3,950

ADJUSTED EBITDA	$6,846	$960	$—	$7,806

A reconciliation of NET INCOME (LOSS) to EBITDA and ADJUSTED EBITDA follows:

NET INCOME (LOSS)	$(4,050)	$457	$—	$(3,593)
Income tax expense (benefit)	192	246	—	438
Interest expense (income), net	327	214	—	541
Depreciation and amortization	6,521	43	—	6,564

EBITDA	$2,990	$960	$—	$3,950
Stock-based compensation	1,954	—	—	1,954
Acquisition related, restructuring and other costs, net	1,902	—	—	1,902

ADJUSTED EBITDA	$6,846	$960	$—	$7,806

A reconciliation of NET INCOME (LOSS) to NON-GAAP NET INCOME (LOSS) follows:

NET INCOME (LOSS)	$(4,050)	$457	$—	$(3,593)
Stock-based compensation	1,954	—	—	1,954
Amortization of intangible assets	480	—	—	480
Acquisition related, restructuring and other costs, net	1,902	—	—	1,902

NON-GAAP NET INCOME (LOSS)	$286	$457	$—	$743

Note: Business and Retail Connect includes our Supplies Distributors and PFSweb Retail Connect operations, which operate similar financial models on behalf of our client relationships.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of June 30, 2016

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$6,621	10,071	$—	$16,692
Restricted cash	—	219	—	219
Accounts receivable, net	46,457	14,988	(1,027)	60,418
Inventories, net	—	8,049	—	8,049
Other receivables	825	4,101	—	4,926
Prepaid expenses and other current assets	4,997	844	—	5,841

Total current assets	58,900	38,272	(1,027)	96,145

PROPERTY AND EQUIPMENT, net	26,879	15	—	26,894
RECEIVABLE/INVESTMENT IN AFFILIATES	9,451	—	(9,451)	—
INTANGIBLE ASSETS, net	9,316	—	—	9,316
GOODWILL	45,601	—	—	45,601
OTHER ASSETS	2,294	—	—	2,294

Total assets	152,441	38,287	(10,478)	180,250

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$4,491	—	$—	$4,491
Trade accounts payable	13,878	26,798	(1,027)	39,649
Deferred revenue	6,377	—	—	6,377
Performance-based contingent payments	867	—	—	867
Accrued expenses	21,354	2,596	—	23,950

Total current liabilities	46,967	29,394	(1,027)	75,334

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	50,539	—	—	50,539
PAYABLE TO AFFILIATES	—	22,045	(22,045)	—
DEFERRED REVENUE	4,413	—	—	4,413
DEFERRED RENT	4,918	—	—	4,918
OTHER LONG-TERM LIABILITIES	543	—	—	543

Total liabilities	107,380	51,439	(23,072)	135,747

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	18	19	(19)	18
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	144,662	28,060	(28,060)	144,662
Retained earnings (accumulated deficit)	(100,525)	(43,438)	43,242	(100,721)
Accumulated other comprehensive income	1,031	1,207	(1,569)	669
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	45,061	(13,152)	12,594	44,503

Total liabilities and shareholders’ equity	$152,441	38,287	$(10,478)	$180,250

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2015.

PFSweb, Inc. and Subsidiaries

Unaudited Condensed Consolidating Balance Sheets

as of December 31, 2015

(In Thousands)

	PFSweb	Business & Retail Connect	Eliminations	Consolidated
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$7,962	$13,819	$—	$21,781
Restricted cash	51	224	—	275
Accounts receivable, net	51,231	20,348	(879)	70,700
Inventories, net	—	9,262	—	9,262
Other receivables	2,621	6,083	—	8,704
Prepaid expenses and other current assets	4,744	918	—	5,662

Total current assets	66,609	50,654	(879)	116,384

PROPERTY AND EQUIPMENT, net	24,065	28	—	24,093
RECEIVABLE/INVESTMENT IN AFFILIATES	9,577	—	(9,577)	—
INTANGIBLE ASSETS, net	8,810	—	—	8,810
GOODWILL	39,829	—	—	39,829
OTHER ASSETS	2,174	—	—	2,174

Total assets	151,064	50,682	(10,456)	191,290

LIABILITIES AND SHAREHOLDERS EQUITY
CURRENT LIABILITIES:
Current portion of long-term debt and capital lease obligations	$3,153	$—	$—	$3,153
Trade accounts payable	15,329	36,710	(869)	51,170
Deferred revenue	7,390	—	—	7,390
Performance-based contingent payments	11,679	—	—	11,679
Accrued expenses	26,015	4,558	(10)	30,563

Total current liabilities	63,566	41,268	(879)	103,955

LONG-TERM DEBT AND CAPITAL LEASE OBLIGATIONS, less current portion	32,238	—	—	32,238
PAYABLE TO AFFILIATES	—	22,056	(22,056)	—
DEFERRED REVENUE	4,499	—	—	4,499
DEFERRED RENT	4,362	—	—	4,362
OTHER LONG-TERM LIABILITIES	2,478	—	—	2,478

Total liabilities	107,143	63,324	(22,935)	147,532

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS’ EQUITY:
Common stock	18	19	(19)	18
Capital contributions	—	1,000	(1,000)	—
Additional paid-in capital	141,948	28,060	(28,060)	141,948
Retained earnings (accumulated deficit)	(97,616)	(42,827)	42,656	(97,787)
Accumulated other comprehensive income	(304)	1,106	(1,098)	(296)
Treasury stock	(125)	—	—	(125)

Total shareholders’ equity	43,921	(12,642)	12,479	43,758

Total liabilities and shareholders’ equity	$151,064	$50,682	$(10,456)	$191,290

(A)	The financial data above should be read in conjunction with the audited consolidated financial statements of PFSweb, Inc. included in its Form 10-K for the year ended December 31, 2015.